SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 20, 2001
                                 ---------------



                              GERALD STEVENS, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



     Florida                        0-05531                     65-0971499
 ---------------             ----------------------          ---------------
 (State or other                (Commission File              (IRS Employer
 jurisdiction of                    Number)                 Identification No.)
 incorporation)



                1800 Eller Drive, Fort Lauderdale, Florida 33316
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 954/627-1000

Item 5.  Other Events

(a) As previously announced, on April 23, 2001, Gerald Stevens, Inc. filed voluntary petitions for itself and certain of its subsidiaries (the "Debtors") under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court in Miami, Florida (the "Chapter 11 Cases"). The Chapter 11 Cases have been substantively consolidated, and the cases are being administered jointly. The Debtors continue to operate the business and manage their property as debtors-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

On August 20, 2001, the Debtors submitted to the Bankruptcy Court their Monthly Financial Report for Business (the "Report") for the period beginning July 1, 2001 and ending July 31, 2001, and for the period beginning April 23, 2001 and ending July 31, 2001. A copy of the Report (excluding attachments filed with the Report) is attached hereto as Exhibit 99.1 and the Report is incorporated herein by reference.

(b) As previously reported, on July 10, 2001, we sold substantially all of the assets and liabilities of our Florafax wire service business unit to Teleflora LLC for $10.71 million in cash and the assumption of certain liabilities. Previously, on June 13, 2001, the Florafax entities (the "Florafax Debtors") filed voluntary petitions under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court in Miami, Florida. On August 20, 2001, the Florafax Debtors submitted to the Bankruptcy Court their Monthly Financial Report for Business (the "Florafax Report") for the period beginning June 14, 2001 and ending June 30, 2001, and for the period beginning July 1, 2001 and ending July 31, 2001. A copy of the Florafax Report (excluding attachments filed with the Florafax Report) is attached hereto as Exhibit 99.2 and the Florafax Report is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Statements, and Exhibits

(c)      Exhibits.

Exhibit No.               Description
----------                -----------

99.1 Monthly Financial Report For Business (excluding attachments) of Debtors for the period beginning July 1, 2001 and ending July 31, 2001, and for the period beginning April 23, 2001 and ending July 31, 2001

99.2 Monthly Financial Report For Business (excluding attachments) of Florafax Debtors for the period beginning June 14, 2001 and ending June 30, 2001, and for the period beginning July 1, 2001 and ending July 31, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                             GERALD STEVENS, INC.
                                             (Registrant)



                                             By /s/ WAYNE MOOR
                                                --------------------------------
                                                Wayne Moor
                                                Senior Vice President and
                                                Chief Financial Officer

Dated: August 30, 2001

                              GERALD STEVENS, INC.

                           Current Report on Form 8-K


                                  Exhibit Index

Exhibit Index             Description
-------------             -----------
99.1                      Monthly Financial Report For Business (excluding
                          attachments) of Debtors for the period beginning July
                          1, 2001 and ending July 31, 2001, and for the period beginning April 23, 2001 and ending July 31, 2001

99.2 Monthly Financial Report For Business (excluding attachments) of Florafax Debtors for the period beginning June 14, 2001 and ending June 30, 2001, and for the period beginning July 1, 2001 and ending July 31, 2001